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                                                                   EXHIBIT 32.1

                      STATEMENT OF CHIEF EXECUTIVE OFFICER
                          OF INDUS INTERNATIONAL, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                   SS. 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Indus International, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas R. Madison, Jr., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Thomas R. Madison, Jr.
------------------------------------
Thomas R. Madison, Jr.
Chairman and Chief Executive Officer
November 10, 2003